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                                                                   EXHIBIT 10.28

                          [RIBOGENE, INC. LETTERHEAD]


February 6, 1997


Michael Katze, Ph.D.
School of Medicine
University of Washington
Department of Microbiology SC 42
G3111 Health Sciences Building
Seattle, WA 98195


Dear Dr. Katze:

This letter agreement extends the Consulting Agreement entered into between you and RiboGene from February 1, 1993 - January 31, 1994 to the additional term of February 1, 1997 - January 31, 1998.

The formal meetings are planned to be held periodically during the above time period by mutual agreement and the annual compensation will be $12,500 per annum during the same time period.

Please acknowledge your agreement with the above extension and terms by signing two (2) copies of this letter agreement. Return one (1) to me at your earliest convenience.


By: /s/ TIMOTHY E. MORRIS              By: /s/ MICHAEL G. KATZE
    --------------------------             -----------------------------
      Timothy E. Morris                    Michael Katze, Ph.D.
      Vice President, Finance
      and Administration                   Title: Professor/Microbiology
      Chief Financial Officer                      ---------------------

Date:                                  Date:        2/19/97
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